          SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT

          Pursuant to Section 13 or 15(d) of
          the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 25, 1998


                   FIRST LANCASTER BANCSHARES, INC.
                   --------------------------------
      (Exact name of registrant as specified in its charter)

        Delaware                 0-20899          61-1297318
----------------------------------------------------------------
(State or other jurisdiction   (Commission     (I.R.S. employer
     of incorporation)         file number)  identification no.)

    208 Lexington Street, Lancaster, Kentucky        40444-1131
----------------------------------------------------------------
    (Address of principal executive offices)         (Zip code)

Registrant's telephone number, including area code:
    (606) 792-3368

                       Not Applicable
----------------------------------------------------------------
  (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On June 25, 1998, the Board of Directors of the Registrant announced that it had increased the semi-annual dividend from $.25 to $.30 per share, beginning with the semi-annual dividend payable on July 31, 1998 to stockholders of record on July 17, 1998. Further information regarding the increase in the semi-annual dividend are set forth in a press release dated June 25, 1998, attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

     Exhibit 99.1   Press Release date June 25, 1998

                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                            FIRST LANCASTER BANCSHARES, INC.



Date:  July 9, 1998        By: /s/ Virginia R.S. Stump
                               ----------------------------
                               Virginia R. S. Stump
                               President and Chief
                               Executive Officer